UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period :	May 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Annual report
4 | 30 | 14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Financial statements	17

Federal tax information	44

Shareholder meeting results	45

About the Trustees	46

Officers	48

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

Putnam Multi-Cap Core Fund

# A "go anywhere" fund that invests across the widest range of U.S. stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 30 years of experience in the investment industry and has the flexibility to seek opportunities across the entire universe of publicly traded U.S. companies.

**"We can invest in growth and value stocks of companies of all sizes. This is as close to a 'go anywhere' approach as you can get, and it provides me and our team of research analysts with a broad range of investment opportunities."**

**Gerard P. Sullivan**
Portfolio Manager

## The best-performing stocks change from year to year

Different types of stocks lead the market each year. Sometimes the leaders are small, fast-growing companies, while at other times, large, established, undervalued companies will outperform. The fund can invest in U.S. growth and value stocks across all company sizes, seeking opportunities even when market leadership changes.

Small-cap growth
Large-cap growth
Mid-cap value
Mid-cap growth
Small-cap value
Large-cap value
60%
45
30
15
0
-15
-30
-45
48.54%
23.71%
12.65%
23.48%
11.81%
-28.92%
46.29%
29.09%
2.64%
18.51%
43.30%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

*Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.*

## Multi-cap investing at Putnam

Putnam's suite of multi-cap equity funds also includes funds that target growth- and value-style stocks of all sizes, to give investors a streamlined approach to investing across the complete universe of U.S. stocks.

**Putnam Multi-Cap Growth Fund** seeks stocks of companies that are believed to offer above-average growth potential.

**Putnam Multi-Cap Value Fund** seeks companies whose stocks are priced below their long-term potential.

2 Multi-Cap Core Fund

Multi-Cap Core Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4 Multi-Cap Core Fund

Interview with your fund’s portfolio manager

Jerry, how were conditions for stock market investors during the 12-month reporting period ended April 30, 2014?

Conditions were quite favorable for investors during the period, as stocks delivered impressive returns with relatively little volatility. Throughout the period, the U.S. stock market, as measured by the S&P 500 Index, achieved and surpassed record highs several times. Despite a number of issues that caused brief bouts of turbulence — congressional debt ceiling wrangling, a 16-day partial shutdown of the federal government, and the Federal Reserve’s plans to begin tapering its bond-buying program — stocks continued to climb. As the 2013 calendar year came to a close, major market indexes delivered their best annual performance since the 1990s.

Stocks started 2014 with quite a bit of turbulence, however. In January, the S&P 500 Index had its sharpest one-month decline since May 2012 as investors grew nervous about volatility in emerging markets and disappointing U.S. economic data. Markets remained choppy through April, but stocks managed to deliver solid double-digit gains for the period overall.

How did the fund perform during the period?

I am pleased to report that the fund outperformed its benchmark, the Russell 3000 Index, as well as the average return for funds in its Lipper peer group, Multi-Cap Core

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Multi-Cap Core Fund 5

Funds. The fund outperformed its benchmark in every sector, and its returns were driven primarily by our stock selection. The strongest-performing sectors in the fund’s portfolio were industrials, financials, health care, and energy.

Can you provide some examples of stocks that made a positive contribution to performance?

Small and midsize pharmaceutical companies performed well in the period, due in large part to a wave of consolidation in the industry. The group as a whole benefited as investors responded favorably to the merger-and-acquisition activity. The top performer for the period was Gentium, a biopharmaceutical company that was acquired in December by Ireland-based Jazz Pharmaceuticals.

Biotechnology company ViroPharma, also a top contributor, was acquired by Shire, a specialty biopharmaceutical company, in January. Two other biopharmaceutical companies were among the fund’s top performers: MacroGenics, which develops treatments for cancer, autoimmune disorders, and infectious diseases, and Cubist Pharmaceuticals, which develops treatments for serious medical conditions in acutely ill patients. MacroGenics was sold from the portfolio by the close of the period.

My strategy of maintaining overweight positions in defense stocks had a considerable positive impact on fund returns during the period. Two defense companies — Northrop Grumman and Raytheon — were among the portfolio highlights. Aerospace/ defense is an area many investors have

Allocations are shown as a percentage of the fund’s net assets as of 4/30/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

* The unclassified sector includes exchange-traded funds and other securities not able to be classified by sector.

6 Multi-Cap Core Fund

avoided due to the defense spending cuts that resulted from the U.S. federal budget sequester. However, we employed fundamental research to identify companies that were less vulnerable to the cuts. We seek those that are well managed in terms of capital deployment and that have shown the ability to thrive despite budget constraints. Although many defense stocks delivered strong returns throughout 2013, I believe the sector continues to offer opportunities.

In the energy sector, master limited partnerships, or MLPs, have been a highlight. These companies, which are formed for their tax-advantaged structure, typically consist of “mid-stream” assets — pipelines and storage facilities. One notable MLP in the fund’s portfolio was Phillips 66 Partners. Another key contributor in the energy sector was BPZ Resources, an oil and gas producer focused in Peru. The company has had more success with its wells after partnering with a new operator to help manage its exploration and production. At the close of the period, Phillips 66 Partners was no longer in the fund’s portfolio.

What are some holdings that detracted from the fund’s performance?

My decision to maintain a small position, relative to the benchmark, in the stock of

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Core Fund 7

Facebook was a top detractor, as that stock performed well for the period. Two other detractors — SFX Entertainment and Mix Telematics — also dampened fund returns. SFX specializes in electronic music culture events and entertainment. I believe the company offers attractive growth potential, and I added it to the portfolio when its share price declined following its initial public offering. Despite its struggles, the stock of SFX remained in the portfolio at the close of the period. Another detractor that I continue to hold in the portfolio is Mix Telematics. This is a software-as-a-service company, which means it provides Internet, or “cloud-based,” software to clients. Mix Telematics’s software helps businesses monitor their vehicle and equipment fleets.

After the market’s considerable advance, is it more difficult to find investment opportunities?

Finding attractive stocks in this environment is a bit more challenging, particularly because there is less disparity in valuations. We are seeing fewer compellingly cheap stocks, and price/earnings multiples are similar across all sectors. However, I am still finding new ideas, which is a sign, in my view, that the market is not overvalued. It just takes rigorous research, digging deep to find businesses that in our view have the most sustainable growth and to look for potential changes that may improve company fundamentals.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

* The unclassified sector includes exchange-traded funds and other securities not able to be classified by sector.

8 Multi-Cap Core Fund

As the fund begins a new fiscal year, what is your outlook?

My outlook is determined in part by whether I can still find stocks that interest me as candidates for the fund’s portfolio — and there are still plenty that I believe are worth buying. Although the market has achieved record highs and I’ve been fairly bullish for quite a while, I believe stocks still have room to advance.

Considering the fact that economic growth has not been powerful, earnings growth for U.S. businesses has been surprisingly solid during the recovery. What we need to see next is improvement in top-line growth, which means sales and revenue growth. This growth is typically driven by economic demand and has been fairly weak.

I find it is critical to focus on diversification, fundamental research, and bottom-up stock selection. There are a number of areas I would target in the event of a market correction, but in the meantime, I am looking for attractively priced stocks of companies that I believe are good allocators of capital.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

Multi-Cap Core Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	100.80%	89.25%	95.45%	92.45%	95.47%	95.47%	97.19%	90.29%	99.10%	102.62%
Annual average	21.37	19.39	20.46	19.95	20.47	20.47	20.76	19.57	21.08	21.68

3 years	54.96	46.05	51.52	48.52	51.44	51.44	52.56	47.22	53.85	56.05
Annual average	15.72	13.46	14.86	14.09	14.84	14.84	15.12	13.76	15.44	15.99

1 year	27.60	20.26	26.67	21.67	26.58	25.58	26.95	22.50	27.31	27.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/14

		Lipper Multi-Cap Core Funds
	Russell 3000 Index	category average*

Life of fund	78.31%	68.30%
Annual average	17.43	15.47

3 years	46.38	38.77
Annual average	13.54	11.47

1 year	20.78	20.10

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 4/30/14, there were 792, 696, and 672 funds, respectively, in this Lipper category.

10 Multi-Cap Core Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $19,545 ($19,245 with contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $19,547, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $19,029. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $19,910 and $20,262, respectively.

Fund price and distribution information For the 12-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.090		$0.051	$0.056	$0.056		$0.051	$0.122

Capital gains — Long-term	0.381		0.381	0.381	0.381		0.381	0.381

Capital gains — Short-term	0.970		0.970	0.970	0.970		0.970	0.970

Total	$1.441		$1.402	$1.407	$1.407		$1.402	$1.473

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/13	$13.87	$14.72	$13.73	$13.72	$13.80	$14.30	$13.86	$13.88

4/30/14	16.17	17.16	15.91	15.88	16.03	16.61	16.16	16.20

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Multi-Cap Core Fund 11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	101.42%	89.84%	96.19%	93.19%	96.21%	96.21%	97.93%	91.00%	99.72%	103.12%
Annual average	22.02	19.98	21.11	20.58	21.11	21.11	21.41	20.19	21.72	22.31

3 years	60.21	51.00	56.65	53.65	56.70	56.70	57.85	52.32	59.07	61.36
Annual average	17.01	14.73	16.14	15.39	16.15	16.15	16.43	15.06	16.73	17.29

1 year	30.44	22.94	29.51	24.51	29.41	28.41	29.77	25.23	30.15	30.75

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/13*	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Total annual operating expenses
for the fiscal year ended 4/30/13	1.79%	2.54%	2.54%	2.29%	2.04%	1.54%

Annualized expense ratio for
the six-month period ended
4/30/14†	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/14.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

12 Multi-Cap Core Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.36	$10.25	$10.24	$8.95	$7.66	$5.06

Ending value (after expenses)	$1,102.00	$1,098.00	$1,097.10	$1,099.00	$1,100.80	$1,103.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.11	$9.84	$9.84	$8.60	$7.35	$4.86

Ending value (after expenses)	$1,018.74	$1,015.03	$1,015.03	$1,016.27	$1,017.50	$1,019.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Multi-Cap Core Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Core Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Multi-Cap Core Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Core Fund 17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Core Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from September 24, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Core Fund as of April 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 11, 2014

18 Multi-Cap Core Fund

The fund’s portfolio 4/30/14

COMMON STOCKS (95.3%)*	Shares	Value

Aerospace and defense (3.3%)
Astronics Corp. †	848	$48,438

Astronics Corp. Class B	169	9,616

Boeing Co. (The)	881	113,667

Curtiss-Wright Corp.	1,216	77,751

Embraer SA ADR (Brazil)	2,391	82,250

General Dynamics Corp.	2,095	229,298

Honeywell International, Inc.	1,320	122,628

L-3 Communications Holdings, Inc.	1,240	143,059

Northrop Grumman Corp.	2,686	326,376

Raytheon Co.	2,039	194,684

Textron, Inc.	2,822	115,420

United Technologies Corp.	726	85,908

		1,549,095
Air freight and logistics (0.4%)
United Parcel Service, Inc. Class B	1,765	173,853

		173,853
Airlines (1.3%)
Alaska Air Group, Inc.	1,031	96,996

American Airlines Group, Inc. †	1,362	47,765

Copa Holdings SA Class A (Panama)	694	93,884

Delta Air Lines, Inc.	4,638	170,818

Southwest Airlines Co.	3,717	89,840

Spirit Airlines, Inc. †	2,301	130,789

		630,092
Auto components (1.0%)
Dana Holding Corp.	5,420	114,741

Lear Corp.	1,693	140,621

Magna International, Inc. (Canada)	862	84,467

TRW Automotive Holdings Corp. †	1,729	138,925

		478,754
Automobiles (0.3%)
Ford Motor Co.	4,024	64,988

General Motors Co.	2,815	97,061

		162,049
Banks (5.7%)
Bank of America Corp.	17,131	259,363

Capital Bank Financial Corp. Class A †	3,200	76,320

Citigroup, Inc.	4,213	201,845

Comerica, Inc.	1,139	54,945

First Republic Bank	1,564	79,389

Huntington Bancshares, Inc.	7,047	64,551

JPMorgan Chase & Co.	12,191	682,452

KeyCorp	11,994	163,598

Pacific Premier Bancorp, Inc. †	7,006	95,632

PNC Financial Services Group, Inc.	1,719	144,465

Regions Financial Corp.	19,443	197,152

SunTrust Banks, Inc.	1,380	52,799

U.S. Bancorp	2,221	90,572

Wells Fargo & Co.	10,495	520,972

		2,684,055

Multi-Cap Core Fund 19

COMMON STOCKS (95.3%)* cont.	Shares	Value

Beverages (1.7%)
Coca-Cola Co. (The)	904	$36,874

Coca-Cola Enterprises, Inc.	2,155	97,923

Dr. Pepper Snapple Group, Inc.	3,060	169,585

PepsiCo, Inc.	5,974	513,107

		817,489
Biotechnology (3.0%)
Aegerion Pharmaceuticals, Inc. †	1,397	61,831

Amgen, Inc.	2,378	265,742

Biogen Idec, Inc. †	548	157,342

Celgene Corp. †	812	119,372

Cubist Pharmaceuticals, Inc. †	1,181	82,741

Dynavax Technologies Corp. †	40,541	66,082

Gilead Sciences, Inc. †	3,794	297,791

Intercept Pharmaceuticals, Inc. †	184	48,598

InterMune, Inc. †	4,218	135,313

Retrophin, Inc. †	5,316	75,966

United Therapeutics Corp. †	909	90,909

		1,401,687
Building products (0.3%)
Masco Corp.	3,939	79,135

Norcraft Companies, Inc. †	2,830	44,940

		124,075
Capital markets (2.2%)
Ameriprise Financial, Inc.	1,095	122,235

Apollo Global Management, LLC Class A	4,315	117,066

Artisan Partners Asset Management, Inc. Class A	2,816	163,525

Carlyle Group LP (The) (Partnership shares)	4,823	154,722

Charles Schwab Corp. (The)	1,715	45,533

Goldman Sachs Group, Inc. (The)	731	116,828

KKR & Co. LP	6,399	145,321

Legg Mason, Inc.	1,639	76,853

Morgan Stanley	2,220	68,665

Silvercrest Asset Management Group, Inc. Class A	1,457	25,352

		1,036,100
Chemicals (1.6%)
CF Industries Holdings, Inc.	405	99,294

Dow Chemical Co. (The)	3,864	192,814

Eastman Chemical Co.	613	53,435

LyondellBasell Industries NV Class A	1,840	170,200

Monsanto Co.	655	72,509

Potash Corp. of Saskatchewan, Inc. (Canada)	2,310	83,530

Symrise AG (Germany)	1,782	90,018

		761,800
Commercial services and supplies (1.2%)
Cintas Corp.	1,142	67,298

KAR Auction Services, Inc.	5,860	174,511

MiX Telematics, Ltd. ADR (South Africa) †	10,935	114,818

Pitney Bowes, Inc.	3,478	93,210

Tyco International, Ltd.	3,227	131,984

		581,821

20 Multi-Cap Core Fund

COMMON STOCKS (95.3%)* cont.	Shares	Value

Communications equipment (1.8%)
Applied Optoelectronics, Inc. †	1,970	$44,325

Cisco Systems, Inc.	8,532	197,175

CommScope Holding Co., Inc. †	8,621	230,008

F5 Networks, Inc. †	560	58,895

Qualcomm, Inc.	3,802	299,255

		829,658
Construction and engineering (0.4%)
Fluor Corp.	1,063	80,469

Quanta Services, Inc. †	2,845	100,372

		180,841
Construction materials (0.4%)
Caesarstone Sdot-Yam, Ltd. (Israel)	1,049	54,737

Eagle Materials, Inc.	516	42,998

Headwaters, Inc. †	5,648	70,487

		168,222
Consumer finance (0.9%)
Ally Financial, Inc. F †	1,290	31,154

American Express Co.	1,314	114,883

Capital One Financial Corp.	1,104	81,586

Discover Financial Services	2,326	130,023

Santander Consumer USA Holdings, Inc. †	3,069	69,789

		427,435
Containers and packaging (0.8%)
Berry Plastics Group, Inc. †	4,967	111,708

Owens-Illinois, Inc. †	1,576	50,085

Rock-Tenn Co. Class A	1,151	110,047

Sealed Air Corp.	3,373	115,728

		387,568
Diversified consumer services (0.4%)
Bright Horizons Family Solutions, Inc. †	2,480	101,134

ITT Educational Services, Inc. †	3,722	100,494

		201,628
Diversified financial services (1.7%)
Berkshire Hathaway, Inc. Class B †	761	98,055

Gain Capital Holdings, Inc.	7,933	80,123

McGraw-Hill Financial, Inc.	1,720	127,160

Moody’s Corp.	995	78,108

Voya Financial, Inc.	11,346	401,535

		784,981
Diversified telecommunication services (1.1%)
AT&T, Inc.	2,923	104,351

Iridium Communications, Inc. †	3,460	23,078

Verizon Communications, Inc.	7,065	330,147

Windstream Holdings, Inc.	9,103	82,564

		540,140
Electric utilities (1.1%)
Edison International	2,738	154,861

Entergy Corp.	2,323	168,418

Exelon Corp.	5,970	209,129

		532,408
Electrical equipment (0.4%)
Generac Holdings, Inc.	3,249	191,301

		191,301

Multi-Cap Core Fund 21

COMMON STOCKS (95.3%)* cont.	Shares	Value

Electronic equipment, instruments, and components (0.6%)
Anixter International, Inc.	1,541	$150,987

CDW Corp. of Delaware	5,293	149,210

		300,197
Energy equipment and services (2.1%)
Baker Hughes, Inc.	1,756	122,744

Halliburton Co.	2,440	153,891

Helmerich & Payne, Inc.	713	77,467

Nabors Industries, Ltd.	9,382	239,429

National Oilwell Varco, Inc.	1,020	80,101

Schlumberger, Ltd.	2,222	225,644

Willbros Group, Inc. †	10,159	112,866

		1,012,142
Food and staples retail (2.0%)
CVS Caremark Corp.	6,833	496,896

Kroger Co. (The)	4,437	204,279

Wal-Mart Stores, Inc.	2,615	208,442

Whole Foods Market, Inc.	1,169	58,099

		967,716
Food products (1.6%)
Amira Nature Foods, Ltd. (United Arab Emirates) † S	6,400	99,584

Archer Daniels-Midland Co.	3,509	153,449

Boulder Brands, Inc. †	5,389	79,542

Diamond Foods, Inc. †	2,767	84,587

Kellogg Co.	1,017	67,966

Pinnacle Foods, Inc.	2,848	86,579

S&W Seed Co. † S	5,372	39,430

Tyson Foods, Inc. Class A	2,995	125,700

		736,837
Gas utilities (0.4%)
AGL Resources, Inc.	1,230	66,420

UGI Corp.	2,253	105,193

		171,613
Health-care equipment and supplies (1.9%)
Align Technology, Inc. †	2,440	122,952

Baxter International, Inc.	1,603	116,682

Covidien PLC	2,451	174,634

GenMark Diagnostics, Inc. †	3,167	28,345

Medtronic, Inc.	2,121	124,757

St. Jude Medical, Inc.	2,697	171,179

Zimmer Holdings, Inc.	1,835	177,628

		916,177
Health-care providers and services (2.8%)
Cardinal Health, Inc.	2,259	157,023

Express Scripts Holding Co. †	691	46,007

HCA Holdings, Inc. †	2,877	149,604

Humana, Inc.	1,221	134,005

Kindred Healthcare, Inc.	4,518	113,402

LifePoint Hospitals, Inc. †	1,901	106,304

McKesson Corp.	967	163,607

UnitedHealth Group, Inc.	2,662	199,756

22 Multi-Cap Core Fund

COMMON STOCKS (95.3%)* cont.	Shares	Value

Health-care providers and services cont.
Universal American Corp.	13,846	$99,276

WellPoint, Inc.	1,693	170,451

		1,339,435
Hotels, restaurants, and leisure (4.7%)
Boyd Gaming Corp. †	6,520	77,066

Carrols Restaurant Group, Inc. †	153,650	1,030,992

Hilton Worldwide Holdings, Inc. †	4,855	105,985

International Game Technology (IGT)	4,819	60,478

Las Vegas Sands Corp.	1,804	142,751

Marriott International, Inc. Class A	1,455	84,288

McDonald’s Corp.	320	32,442

MGM Resorts International †	4,315	108,867

Penn National Gaming, Inc. †	11,582	129,255

Red Robin Gourmet Burgers, Inc. †	867	58,939

Royal Caribbean Cruises, Ltd.	1,423	75,604

Vail Resorts, Inc.	1,050	72,692

Wyndham Worldwide Corp.	1,242	88,604

Wynn Resorts, Ltd.	621	126,616

		2,194,579
Household durables (0.9%)
New Home Co., Inc. (The) †	3,661	50,339

UCP, Inc. Class A †	9,020	127,633

WCI Communities, Inc. †	2,994	57,395

Whirlpool Corp.	1,123	172,246

		407,613
Household products (0.3%)
Energizer Holdings, Inc.	435	48,585

Procter & Gamble Co. (The)	976	80,569

		129,154
Independent power and renewable electricity producers (0.6%)
AES Corp.	8,125	117,406

NRG Energy, Inc.	4,582	149,923

		267,329
Industrial conglomerates (0.5%)
General Electric Co.	5,580	150,046

Siemens AG (Germany)	795	104,808

		254,854
Insurance (2.6%)
Allstate Corp. (The)	1,697	96,644

American International Group, Inc.	4,383	232,869

Assured Guaranty, Ltd.	5,042	120,554

Genworth Financial, Inc. Class A †	4,334	77,362

Hartford Financial Services Group, Inc. (The)	2,483	89,065

Lincoln National Corp.	2,354	114,193

MetLife, Inc.	2,945	154,171

Prudential PLC (United Kingdom)	4,497	103,438

Travelers Cos., Inc. (The)	1,910	173,008

Unum Group.	2,529	84,013

		1,245,317

Multi-Cap Core Fund 23

COMMON STOCKS (95.3%)* cont.	Shares	Value

Internet and catalog retail (0.6%)
Amazon.com, Inc. †	231	$70,254

Bigfoot GmbH (acquired 8/2/13, cost $43,961) (Private) (Brazil) † ΔΔ F	2	29,855

Groupon, Inc. †	3,967	27,729

Priceline Group, Inc. (The) †	134	155,139

		282,977
Internet software and services (3.0%)
Chegg, Inc. †	16,455	86,718

eBay, Inc. †	2,434	126,154

Facebook, Inc. Class A †	3,735	223,278

Google, Inc. Class A †	511	273,324

Google, Inc. Class C †	511	269,123

Pandora Media, Inc. †	1,864	43,655

Qihoo 360 Technology Co., Ltd. ADR (China) †	636	53,666

VeriSign, Inc. †	2,160	101,909

Yahoo!, Inc. †	5,278	189,744

Yandex NV Class A (Russia) †	2,327	61,666

		1,429,237
IT Services (2.6%)
Accenture PLC Class A	1,620	129,956

Alliance Data Systems Corp. †	310	74,989

CACI International, Inc. Class A †	1,647	114,714

Cognizant Technology Solutions Corp. Class A †	1,696	81,247

Computer Sciences Corp.	2,607	154,282

IBM Corp.	1,709	335,767

MasterCard, Inc. Class A	2,408	177,108

Visa, Inc. Class A	406	82,260

Xerox Corp.	4,894	59,168

		1,209,491
Life sciences tools and services (0.5%)
Agilent Technologies, Inc.	1,127	60,903

PerkinElmer, Inc.	1,524	63,962

Thermo Fisher Scientific, Inc.	1,114	126,996

		251,861
Machinery (1.8%)
AGCO Corp.	1,768	98,478

Caterpillar, Inc.	1,658	174,753

Deere & Co.	1,042	97,260

IDEX Corp.	1,354	100,968

Joy Global, Inc.	1,844	111,341

Parker Hannifin Corp.	817	103,661

TriMas Corp. †	1,540	55,224

Trinity Industries, Inc.	1,132	84,968

		826,653
Media (2.9%)
CBS Corp. Class B (non-voting shares)	2,399	138,566

Comcast Corp. Class A	3,779	195,601

DIRECTV †	2,252	174,755

DISH Network Corp. Class A †	2,535	144,140

Live Nation Entertainment, Inc. †	4,270	89,158

Omnicom Group, Inc.	1,470	99,490

24 Multi-Cap Core Fund

COMMON STOCKS (95.3%)* cont.	Shares	Value

Media cont.
SFX Entertainment, Inc. †	9,948	$65,259

Time Warner Cable, Inc.	1,341	189,698

Viacom, Inc. Class B	1,334	113,363

Walt Disney Co. (The)	1,837	145,748

		1,355,778
Metals and mining (0.9%)
ArcelorMittal SA (France)	4,644	75,465

Cliffs Natural Resources, Inc.	4,101	72,670

Constellium NV Class A (Netherlands) †	1,076	32,840

Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	4,066	139,748

U.S. Silica Holdings, Inc.	2,031	91,740

		412,463
Multiline retail (0.9%)
Big Lots, Inc. †	2,547	100,607

Kohl’s Corp.	2,041	111,826

Macy’s, Inc.	2,533	145,470

Target Corp.	993	61,318

		419,221
Oil, gas, and consumable fuels (7.0%)
BP PLC ADR (United Kingdom)	1,387	70,201

BPZ Resources, Inc. †	18,688	50,458

Cabot Oil & Gas Corp.	3,475	136,498

Chesapeake Energy Corp.	2,808	80,730

Chevron Corp.	860	107,947

CONSOL Energy, Inc.	2,297	102,239

Continental Resources, Inc. †	594	82,281

Devon Energy Corp.	2,032	142,240

ECA Marcellus Trust 1 (Units)	4,322	37,515

EOG Resources, Inc.	2,146	210,308

EP Energy Corp. Class A †	5,984	116,269

EV Energy Partners LP	2,301	82,997

Exxon Mobil Corp.	6,622	678,159

Gaztransport Et Technigaz SA (France) †	1,513	104,827

Hess Corp.	1,315	117,245

Marathon Oil Corp.	1,403	50,718

Marathon Petroleum Corp.	722	67,110

Memorial Production Partners LP (Units)	5,821	136,444

Midcoast Energy Partners LP	2,741	59,973

MPLX LP (Partnership shares)	1,956	105,878

Occidental Petroleum Corp.	802	76,792

PBF Energy, Inc. Class A	3,502	107,792

QEP Resources, Inc.	4,294	131,783

Royal Dutch Shell PLC ADR (United Kingdom)	826	65,039

SandRidge Permiam Trust	14,940	186,451

Suncor Energy, Inc. (Canada)	2,275	87,815

Valero Energy Corp.	1,056	60,372

World Point Terminals LP (Units)	1,906	42,065

		3,298,146

Multi-Cap Core Fund 25

COMMON STOCKS (95.3%)* cont.	Shares	Value

Paper and forest products (0.3%)
International Paper Co.	2,692	$125,582

		125,582
Personal products (0.4%)
Coty, Inc. Class A	7,813	125,399

Herbalife, Ltd.	1,164	69,817

		195,216
Pharmaceuticals (3.9%)
AbbVie, Inc.	2,097	109,212

AstraZeneca PLC (United Kingdom)	773	61,060

Eli Lilly & Co.	2,655	156,911

Jazz Pharmaceuticals PLC †	920	124,108

Johnson & Johnson	2,945	298,299

Medicines Co. (The) †	2,630	69,958

Merck & Co., Inc.	5,014	293,620

Mylan, Inc. †	2,115	107,400

Pfizer, Inc.	15,304	478,709

Shire PLC ADR (United Kingdom)	830	142,553

		1,841,830
Professional services (0.4%)
ManpowerGroup, Inc.	898	73,043

Towers Watson & Co. Class A	445	49,938

TrueBlue, Inc. †	2,187	58,502

		181,483
Real estate investment trusts (REITs) (1.8%)
Altisource Residential Corp. (Virgin Islands)	5,705	160,425

American Tower Corp.	1,139	95,129

Armada Hoffler Properties, Inc.	7,888	76,356

Boston Properties, Inc.	251	29,402

Brixmor Property Group, Inc.	7,462	163,866

Campus Crest Communities, Inc.	2,662	22,920

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,970	105,363

Host Hotels & Resorts, Inc.	7,769	166,645

Prologis, Inc.	684	27,791

		847,897
Real estate management and development (0.5%)
Altisource Portfolio Solutions SA †	760	78,820

CBRE Group, Inc. Class A †	1,814	48,325

RE/MAX Holdings, Inc. Class A	3,229	91,122

		218,267
Road and rail (0.8%)
Genesee & Wyoming, Inc. Class A †	924	91,485

Knight Transportation, Inc.	6,136	145,607

Union Pacific Corp.	704	134,063

		371,155
Semiconductors and semiconductor equipment (1.8%)
Atmel Corp. †	12,562	97,607

Himax Technologies, Inc. ADR (Taiwan)	5,724	49,913

Intel Corp.	4,123	110,043

Marvell Technology Group, Ltd.	10,941	173,524

Micron Technology, Inc. †	10,738	280,477

26 Multi-Cap Core Fund

COMMON STOCKS (95.3%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
NVIDIA Corp.	3,924	$72,476

Texas Instruments, Inc.	1,670	75,902

		859,942
Software (3.8%)
Activision Blizzard, Inc.	4,483	89,705

Electronic Arts, Inc. †	2,416	68,373

Mentor Graphics Corp.	4,053	83,897

Microsoft Corp.	16,592	670,317

Oracle Corp.	13,168	538,308

Symantec Corp.	3,683	74,691

Synopsys, Inc. †	1,764	66,362

TiVo, Inc. †	17,484	207,360

		1,799,013
Specialty retail (3.0%)
American Eagle Outfitters, Inc.	10,127	117,068

Bed Bath & Beyond, Inc. †	1,282	79,651

Best Buy Co., Inc.	2,887	74,860

Children’s Place Retail Stores, Inc. (The)	835	40,080

Gap, Inc. (The)	3,769	148,122

GNC Holdings, Inc. Class A	2,021	90,945

Home Depot, Inc. (The)	3,136	249,343

Lowe’s Cos., Inc.	3,871	177,718

Office Depot, Inc. †	19,624	80,262

Pets at Home Group PLC (United Kingdom) †	20,579	77,396

Rent-A-Center, Inc.	2,158	63,035

Select Comfort Corp. †	5,623	103,463

TJX Cos., Inc. (The)	1,762	102,513

		1,404,456
Technology hardware, storage, and peripherals (3.6%)
Apple, Inc.	1,659	978,959

EMC Corp.	3,815	98,427

Hewlett-Packard Co.	5,529	182,789

NetApp, Inc.	3,766	134,107

SanDisk Corp.	1,373	116,664

Seagate Technology PLC	1,164	61,203

Western Digital Corp.	1,325	116,772

		1,688,921
Textiles, apparel, and luxury goods (0.6%)
Hanesbrands, Inc.	1,131	92,844

Michael Kors Holdings, Ltd. †	1,380	125,856

NIKE, Inc. Class B	721	52,597

		271,297
Tobacco (1.2%)
Altria Group, Inc.	5,937	238,133

Lorillard, Inc.	1,787	106,184

Philip Morris International, Inc.	2,517	215,027

		559,344
Trading companies and distributors (0.6%)
Air Lease Corp.	3,576	128,271

United Rentals, Inc. †	1,681	157,728

		285,999

Multi-Cap Core Fund 27

COMMON STOCKS (95.3%)* cont.	Shares	Value

Water utilities (0.2%)
American Water Works Co., Inc.	2,409	$109,682

		109,682
Wireless telecommunication services (0.2%)
Vodafone Group PLC ADR (United Kingdom)	2,256	85,638

		85,638

Total common stocks (cost $40,514,838)		$44,919,564

INVESTMENT COMPANIES (1.6%)*	Shares	Value

FS Investment Corp. †	10,999	$111,860

SPDR S&P 500 ETF Trust	3,527	664,593

Total investment companies (cost $760,754)		$776,453

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Iridium Communications, Inc. 144A $7.00 cv. pfd.	213	$20,182

Total convertible preferred stocks (cost $21,300)		$20,182

SHORT-TERM INVESTMENTS (2.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	131,475	$131,475

Putnam Short Term Investment Fund 0.06% L	1,032,348	1,032,348

Total short-term investments (cost $1,163,823)		$1,163,823

TOTAL INVESTMENTS

Total investments (cost $42,460,715)		$46,880,022

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF Exchange Traded Fund

SPDR S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $47,138,416.

† Non-income-producing security.

ΔΔ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $29,855 or 0.1% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

28 Multi-Cap Core Fund

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$7,148,497	$—	$29,855

Consumer staples	3,405,756	—	—

Energy	4,310,288	—	—

Financials	7,109,460	134,592	—

Health care	5,689,930	61,060	—

Industrials	5,246,414	104,808	—

Information technology	8,116,459	—	—

Materials	1,765,617	90,018	—

Telecommunication services	625,778	—	—

Utilities	1,081,032	—	—

Total common stocks	44,499,231	390,478	29,855

Convertible preferred stocks	—	20,182	—

Investment companies	776,453	—	—

Short-term investments	1,032,348	131,475	—

Totals by level	$46,308,032	$542,135	$29,855

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 29

Statement of assets and liabilities 4/30/14

ASSETS

Investment in securities, at value, including $123,924 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $41,296,892)	$45,716,199
Affiliated issuers (identified cost $1,163,823) (Notes 1 and 5)	1,163,823

Dividends, interest and other receivables	23,998

Receivable for shares of the fund sold	946,967

Receivable for investments sold	67,400

Prepaid assets	24,167

Total assets	47,942,554

LIABILITIES

Payable for investments purchased	588,809

Payable for shares of the fund repurchased	1,872

Payable for compensation of Manager (Note 2)	8,475

Payable for investor servicing fees (Note 2)	6,987

Payable for custodian fees (Note 2)	7,918

Payable for Trustee compensation and expenses (Note 2)	879

Payable for administrative services (Note 2)	105

Payable for distribution fees (Note 2)	12,565

Collateral on securities loaned, at value (Note 1)	131,475

Other accrued expenses	45,053

Total liabilities	804,138

Net assets	$47,138,416

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$41,517,868

Undistributed net investment income (Note 1)	3,910

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,197,326

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,419,312

Total — Representing net assets applicable to capital shares outstanding	$47,138,416

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($23,979,661 divided by 1,483,165 shares)	$16.17

Offering price per class A share (100/94.25 of $16.17)*	$17.16

Net asset value and offering price per class B share ($2,130,245 divided by 133,901 shares)**	$15.91

Net asset value and offering price per class C share ($8,539,199 divided by 537,636 shares)**	$15.88

Net asset value and redemption price per class M share ($163,810 divided by 10,218 shares)	$16.03

Offering price per class M share (100/96.50 of $16.03)*	$16.61

Net asset value, offering price and redemption price per class R share
($204,328 divided by 12,647 shares)	$16.16

Net asset value, offering price and redemption price per class Y share
($12,121,173 divided by 748,321 shares)	$16.20

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund

Statement of operations Year ended 4/30/14

INVESTMENT INCOME

Dividends (net of foreign tax of $1,733)	$463,922

Interest (including interest income of $444 from investments in affiliated issuers) (Note 5)	480

Securities lending (Note 1)	658

Total investment income	465,060

EXPENSES

Compensation of Manager (Note 2)	131,177

Investor servicing fees (Note 2)	54,068

Custodian fees (Note 2)	19,337

Trustee compensation and expenses (Note 2)	1,421

Distribution fees (Note 2)	73,104

Administrative services (Note 2)	610

Reports to shareholders	19,886

Auditing and tax fees	34,014

Blue sky expense	27,421

Other	9,621

Fees waived and reimbursed by Manager (Note 2)	(64,980)

Total expenses	305,679

Expense reduction (Note 2)	(731)

Net expenses	304,948

Net investment income	160,112

Net realized gain on investments (Notes 1 and 3)	2,407,986

Net realized loss on foreign currency transactions (Note 1)	(612)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	5

Net unrealized appreciation of investments during the year	2,475,357

Net gain on investments	4,882,736

Net increase in net assets resulting from operations	$5,042,848

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 31

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/14	Year ended 4/30/13

Operations:
Net investment income	$160,112	$87,409

Net realized gain on investments
and foreign currency transactions	2,407,374	788,945

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,475,362	1,054,997

Net increase in net assets resulting from operations	5,042,848	1,931,351

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(69,439)	(80,214)

Class B	(2,585)	(1,307)

Class C	(9,888)	(5,299)

Class M	(457)	(401)

Class R	(58)	(146)

Class Y	(41,172)	(40,648)

Net realized short-term gain on investments

Class A	(748,498)	(187,005)

Class B	(49,165)	(5,882)

Class C	(171,282)	(18,475)

Class M	(7,917)	(1,304)

Class R	(1,094)	(415)

Class Y	(327,353)	(80,259)

From net realized long-term gain on investments
Class A	(293,998)	(50,738)

Class B	(19,311)	(1,596)

Class C	(67,277)	(5,013)

Class M	(3,109)	(354)

Class R	(430)	(113)

Class Y	(128,579)	(21,776)

Increase from capital share transactions (Note 4)	29,776,154	4,639,741

Total increase in net assets	32,877,390	6,070,147

NET ASSETS

Beginning of year	14,261,026	8,190,879

End of year (including undistributed net investment income
of $3,910 and $—, respectively)	$47,138,416	$14,261,026

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Core Fund

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Multi-Cap Core Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized			From						of expenses	net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
April 30, 2014	$13.87	.12	3.62	3.74	(.09)	(1.35)	(1.44)	—	$16.17	27.60	$23,980	1.24	.75	100
April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	(.66)	— [e]	13.87	18.28	9,685	1.31	.85	136
April 30, 2012	12.74	.10	.16	.26	(.04)	(.59)	(.63)	— [e]	12.37	2.67	5,590	1.34	.83	97
April 30, 2011†	10.00	.03	2.90	2.93	(.02)	(.17)	(.19)	— [e]	12.74	29.59*	5,406	.80*	.29*	67*

Class B
April 30, 2014	$13.73	(.01)	3.59	3.58	(.05)	(1.35)	(1.40)	—	$15.91	26.67	$2,130	1.99	(.04)	100
April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	(.58)	— [e]	13.73	17.43	273	2.06	.13	136
April 30, 2012	12.69	.01	.15	.16	— [e]	(.59)	(.59)	— [e]	12.26	1.86	189	2.09	.07	97
April 30, 2011†	10.00	(.02)	2.90	2.88	(.02)	(.17)	(.19)	— [e]	12.69	29.00*	69	1.25*	(.19)*	67*

Class C
April 30, 2014	$13.72	— [e]	3.57	3.57	(.06)	(1.35)	(1.41)	—	$15.88	26.58	$8,539	1.99	(.03)	100
April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	(.60)	— [e]	13.72	17.48	868	2.06	.11	136
April 30, 2012	12.70	.01	.15	.16	—	(.59)	(.59)	— [e]	12.27	1.83	353	2.09	.10	97
April 30, 2011†	10.00	(.03)	2.91	2.88	(.01)	(.17)	(.18)	— [e]	12.70	29.08*	274	1.25*	(.22)*	67*

Class M
April 30, 2014	$13.80	.04	3.60	3.64	(.06)	(1.35)	(1.41)	—	$16.03	26.95	$164	1.74	.26	100
April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	(.61)	— [e]	13.80	17.74	52	1.81	.40	136
April 30, 2012	12.72	.04	.15	.19	—	(.59)	(.59)	— [e]	12.32	2.07	33	1.84	.34	97
April 30, 2011†	10.00	(.01)	2.91	2.90	(.01)	(.17)	(.18)	— [e]	12.72	29.25*	36	1.10*	(.08)*	67*

Class R
April 30, 2014	$13.86	.03 [f]	3.67	3.70	(.05)	(1.35)	(1.40)	—	$16.16	27.31	$204	1.49	.17 f	100
April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	(.63)	— [e]	13.86	18.00	16	1.56	.66	136
April 30, 2012	12.73	.07	.16	.23	(.01)	(.59)	(.60)	— [e]	12.36	2.40	13	1.59	.59	97
April 30, 2011†	10.00	.02	2.90	2.92	(.02)	(.17)	(.19)	— [e]	12.73	29.41*	13	.95*	.15*	67*

Class Y
April 30, 2014	$13.88	.15	3.64	3.79	(.12)	(1.35)	(1.47)	—	$16.20	27.98	$12,121.99		.97	100
April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	(.69)	— [e]	13.88	18.55	3,368	1.06	1.15	136
April 30, 2012	12.76	.12	.16	.28	(.07)	(.59)	(.66)	— [e]	12.38	2.85	2,013	1.09	1.07	97
April 30, 2011†	10.00	.05	2.91	2.96	(.03)	(.17)	(.20)	— [e]	12.76	29.85*	1,662	.65*	.45*	67*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Multi-Cap Core Fund	Multi-Cap Core Fund 35

Financial highlights (Continued)

* Not annualized.

† For the period September 24, 2010 (commencement of operations) to April 30, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2014	0.28%

April 30, 2013	0.48

April 30, 2012	1.48

April 30, 2011	2.26

e Amount represents less than $0.01 per share.

f The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

36 Multi-Cap Core Fund

Notes to financial statements 4/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2013 through April 30, 2014.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days,

Multi-Cap Core Fund 37

the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $131,475 and the value of securities loaned amounted to $123,924.

38 Multi-Cap Core Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $32,603 to decrease undistributed net investment income, $199 to decrease paid-in-capital and $32,802 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,404,973
Unrealized depreciation	(989,342)

Net unrealized appreciation	4,415,631
Undistributed ordinary income	3,910
Undistributed short-term gain	926,751
Undistributed long-term gain	274,251
Cost for federal income tax purposes	$42,464,391

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Multi-Cap Core Fund 39

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through August 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $64,980 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$31,757	Class R	80

Class B	1,813	Class Y	13,519

Class C	6,648	Total	$54,068

Class M	251

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $163 under the expense offset arrangements and by $568 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $24, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

40 Multi-Cap Core Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$34,487	Class M	825

Class B	8,045	Class R	172

Class C	29,575	Total	$73,104

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $31,048 and $30 from the sale of class A and class M shares, respectively, and received $2 and $428 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $50,474,304 and $23,595,112, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/14		Year ended 4/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	1,193,976	$18,742,343	352,461	$4,473,970

Shares issued in connection with
reinvestment of distributions	65,951	1,005,715	12,442	149,184

	1,259,927	19,748,058	364,903	4,623,154

Shares repurchased	(475,072)	(7,374,206)	(118,674)	(1,492,191)

Net increase	784,855	$12,373,852	246,229	$3,130,963

Multi-Cap Core Fund 41

	Year ended 4/30/14		Year ended 4/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	112,072	$1,747,054	5,941	$75,327

Shares issued in connection with
reinvestment of distributions	4,720	71,035	738	8,785

	116,792	1,818,089	6,679	84,112

Shares repurchased	(2,743)	(42,036)	(2,211)	(26,596)

Net increase	114,049	$1,776,053	4,468	$57,516

	Year ended 4/30/14		Year ended 4/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	469,260	$7,307,219	39,298	$485,524

Shares issued in connection with
reinvestment of distributions	16,351	245,752	2,062	24,535

	485,611	7,552,971	41,360	510,059

Shares repurchased	(11,242)	(172,987)	(6,861)	(83,829)

Net increase	474,369	$7,379,984	34,499	$426,230

	Year ended 4/30/14		Year ended 4/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	6,980	$107,276	943	$11,640

Shares issued in connection with
reinvestment of distributions	758	11,483	172	2,059

	7,738	118,759	1,115	13,699

Shares repurchased	(1,262)	(19,193)	(31)	(381)

Net increase	6,476	$99,566	1,084	$13,318

	Year ended 4/30/14		Year ended 4/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	11,417	$181,663	6	$75

Shares issued in connection with
reinvestment of distributions	104	1,582	56	673

	11,521	183,245	62	748

Shares repurchased	(2)	(27)	(6)	(78)

Net increase	11,519	$183,218	56	$670

	Year ended 4/30/14		Year ended 4/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	537,299	$8,463,737	99,880	$1,266,072

Shares issued in connection with
reinvestment of distributions	32,566	496,957	11,894	142,615

	569,865	8,960,694	111,774	1,408,687

Shares repurchased	(64,140)	(997,213)	(31,781)	(397,643)

Net increase	505,725	$7,963,481	79,993	$1,011,044

42 Multi-Cap Core Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	58,856	4.0%	$951,702

Class R	1,232	9.7	19,909

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$408,506	$12,837,722	$12,213,880	$444	$1,032,348

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Multi-Cap Core Fund 43

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $634,625 as a capital gain dividend with respect to the taxable year ended April 30, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 17.16% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 18.28%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

44 Multi-Cap Core Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

712,326	7,227	9,646	314,602

A proposal to adopt an Amended and Restated Declaration of Trust was approved with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Multi-Cap Core Fund 45

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

46 Multi-Cap Core Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Cap Core Fund 47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

48 Multi-Cap Core Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	Janet C. Smith
One Post Office Square	Robert L. Reynolds	Vice President,
Boston, MA 02109	W. Thomas Stephens	Principal Accounting Officer,
and Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	Susan G. Malloy
and Trust Company	President	Vice President and
Assistant Treasurer
Legal Counsel	Jonathan S. Horwitz
Ropes & Gray LLP	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Independent Registered	Compliance Liaison
Public Accounting Firm		Mark C. Trenchard
KPMG LLP	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN115
287959 6/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2014	$29,180	$ —	$3,025	$ —
April 30, 2013	$28,456	$ —	$2,950	$ —

For the fiscal years ended April 30, 2014 and April 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,025 and $2,950 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2014	$ —	$ —	$ —	$ —

April 30, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014